Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A Common Stock of Clearwire Corporation and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 19th day of March, 2013.

CREST FINANCIAL LIMITED

by	/s/ Pamela E. Powers
	Name:	Pamela E. Powers

	Title:	Executive Vice President, Secretary and Treasurer

CREST INVESTMENT COMPANY

by	/s/ Pamela E. Powers
	Name:	Pamela E. Powers

	Title:	Executive Vice President, CFO and Treasurer

JAMAL AND RANIA DANIEL REVOCABLE TRUST

by	/s/ Jamal Daniel
	Name:	Jamal Daniel

	Title:	Trustee

JAMAL DANIEL

by	/s/ Jamal Daniel
	Name:	Jamal Daniel

RANIA DANIEL

by	/s/ Rania Daniel
	Name:	Rania Daniel

DTN LNG, LLC

by	/s/ Pamela E. Powers
	Name:	Pamela E. Powers

	Title:	Manager, President, Secretary and Treasurer

DTN INVESTMENTS, LLC

by	/s/ Pamela E. Powers
	Name:	Pamela E. Powers

	Title:	Manager, President, Secretary and Treasurer

DARIA DANIEL TRUST

by	/s/ John M. Howland
	Name:	John M. Howland

	Title:	Trustee

THALIA DANIEL TRUST

by	/s/ John M. Howland
	Name:	John M. Howland

	Title:	Trustee

NAIA DANIEL TRUST

by	/s/ John M. Howland
	Name:	John M. Howland

	Title:	Trustee

JOHN M. HOWLAND

by	/s/ John M. Howland
	Name:	John M. Howland

ERIC E. STOERR

by	/s/ Eric E. Stoerr
	Name:	Eric E. Stoerr

HALIM DANIEL 2012 TRUST

by	/s/ Michael Wheaton

	Name:	Michael Wheaton

	Title:	Trustee

HALIM DANIEL

by	/s/ Halim Daniel
	Name:	Halim Daniel

MICHAEL WHEATON

by	/s/ Michael Wheaton

	Name:	Michael Wheaton

UNITEG HOLDING SA

by	/s/ Halim Daniel
	Name:	Halim Daniel

	Title:	President

MILA HOTELS INTERNATIONAL SA

by	/s/ Halim Daniel
	Name:	Halim Daniel

	Title:	President

CREST SWITZERLAND, LLC

by	/s/ Pamela E. Powers
	Name:	Pamela E. Powers

	Title:	Manager